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                                                                   EXHIBIT 10.30



                             DVI FINANCIAL SERVICES INC.     Fully Executed Copy
                                MASTER EQUIPMENT LEASE            LEASE NO. 2982
                                   ("MASTER LEASE")           DATE: MAY 24, 2001

LESSOR:
         DVI Financial Services Inc.
         2500 York Road
         Jamison, Pennsylvania 18929
         Telephone (215) 488-5000
         Facsimile (215) 488-5408

LESSEE:  DIGIRAD IMAGING SOLUTIONS, INC.

BILLING ADDRESS:                     EQUIPMENT ADDRESS:

9350 Trade Place                     Mobile Unit Services Contracts in Florida
San Diego, CA 92126

                              TERMS AND CONDITIONS



1.       LEASE.
         Lessor leases to Lessee, and Lessee hires from Lessor, all of the tangible personal property (with all present and future accessories, additions, upgrades, attachments, repairs and replacement parts, collectively called "Equipment") described in each equipment schedule executed from time to time pursuant to this Master Lease ("Equipment Schedule"). Each equipment Schedule shall (a) be on Lessor's form, (b) incorporate all of the terms of this Master Lease, and (c) contain additional terms as Lessor and Lessee agree.
2.       TERM.
         (a) The term of this Master Lease shall being on the date set forth above and shall continue in effect so long as any Equipment Schedule remains in effect.
         (b) The lease term for each Equipment Schedule shall begin on the date of shipment to Lessee of the Equipment (or any part thereof) described in such Equipment Schedule or such later date as Lessor may designate in writing (the "Commencement Date"), and shall continue thereafter for the term set forth in such Equipment Schedule. On the Commencement Date, Lessee shall execute and deliver to Lessor a Delivery and Acceptance Certificate, in a form to be specified by Lessor, which confirms the Commencement Date.
         (c) THIS LEASE AND THE LEASE TERM FOR EACH EQUIPMENT SCHEDULE ARE NOT CANCELABLE BY LESSEE.
3.       RENT AND PAYMENT.
         Lessee shall pay Lessor, as rental for the Equipment during each month of the term of any Equipment Schedule, the monthly rent set forth in such Equipment Schedule, together with any and all monthly rent payable pursuant to
Section 8(a) hereof in connection with any accessions, additions, upgrades with attendant maintenance contracts, and improvements to any of the Equipment, which shall be payable in advance without notice or demand on the dates set forth in such Equipment Schedule. Lessee agrees to pay interim rent in an amount equal to the pro rata periodic monthly rent from the Commencement Date to the first regular monthly periodic rent payment date. Thereafter, the regular periodic rent shall be due on the first day of each succeeding period commencing with the first day of the month following the Commencement Date as set forth on the Equipment Schedule. Lessee shall pay the monthly rent and all other money due under this Master Lease or any Equipment Schedule by check or wire transfer so as to constitute immediately available funds at Lessor's address set forth above or at such other place as Lessor shall designate in writing, or if to an assignee of Lessor, at such place as such assignee shall designate in writing, and Lessee shall make such payments free and clear of all claims, demands or setoffs against Lessor or such assignee. Whenever any payment (of rent or otherwise) is not made within ten (10) days from the date due hereunder, Lessee shall pay Lessor a late charge of five percent (5%) of any payment not paid when due, plus the lesser of eighteen percent (18%) interest per year or the highest lawful rates on such payment until received, or such lesser maximum amount as is permitted by applicable law. In addition, Lessor at its option may require at any time that Lessee make all payments due hereunder or under any Equipment Schedule by certified check or by wire transfer.
4.       REQUEST FOR EQUIPMENT.
         Lessee requests Lessor to order the Equipment described in any Equipment Schedule executed by Lessee from the supplier named in such Equipment Schedule, to arrange for delivery to Lessee at Lessee's expense, and to pay for the Equipment as provided in such Equipment Schedule. Lessee acknowledges and agrees that: (a) Lessee has independently selected the supplier and the Equipment, and that Lessor will rely on specifications provided by Lessee in ordering the Equipment; (b) Lessee shall be responsible for all costs and expenses relating to the selection, shipment, delivery, assembly, installation, testing, adjusting, servicing, operation and acceptance of the Equipment; (c) unless the Equipment Schedule otherwise provides, Lessor's payment to the supplier will occur only after Lessee has confirmed (on Lessor's Delivery and Acceptance Certificate) satisfactory delivery, assembly, installation, inspection and acceptance of the Equipment; (d) Lessor shall have no responsibility for any delay, failure or refusal on the part of any supplier to accept or fill Lessor's order; (e) upon Lessee's acceptance of Equipment, Lessee shall execute Lessor's Delivery and Acceptance Certificate; (f) Lessor has the option to terminate any Equipment Schedule and all obligations to Lessee under such Equipment Schedule, and to recover from Lessee any deposit paid by Lessor to the supplier, if the Equipment described in such Equipment Schedule has not been delivered, assembled, installed and accepted by Lessee within 60 days from the date that Lessor orders the Equipment; (g) no supplier is Lessor's agent, or authorized to bind Lessor or waive or alter any provision of this Master Lease or any Equipment Schedule; and (h) if Lessee cancels this Master Lease after execution of such but prior to the Lessee's execution of the Delivery and Acceptance Certificate, Lessor may withhold and keep any deposits or funds paid by Lessee to Lessor.
5.       EQUIPMENT SELECTION; DISCLAIMER OF WARRANTIES; WAIVERS.
         (a) Lessee acknowledges, represents and warrants that Lessee has made the selection of Equipment based on Lessee's own judgment, and expressly disclaims any reliance upon statements made by Lessor or Lessor's agents, employees or salespersons.
         (b) LESSOR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE CAPACITY, CONDITION, DESIGN, DURABILITY, MATERIAL, MERCHANTABILITY, PERFORMANCE, QUALITY, SUITABILITY, WORKMANSHIP OR VALUE OF THE EQUIPMENT OR ITS FITNESS FOR ANY PARTICULAR PURPOSE OR THAT THE EQUIPMENT WILL SATISFY THE REQUIREMENTS OF ANY LAW, RULE, REGULATION, SPECIFICATION OR CONTRACT, OR ANY OTHER REPRESENTATION OR WARRANTY OF ANY KIND OR NATURE WHATSOEVER WITH RESPECT TO THE EQUIPMENT OR ANY ASSOCIATED ITEM OR ANY ASPECT THEREOF. AS TO THE LESSOR, LESSEE LEASES THE EQUIPMENT "AS IS".
         (c) Lessee acknowledge that (i) Lessor is neither the manufacturer of the Equipment nor a manufacturer's agent, supplier or dealer, and has no familiarity with the Equipment; and (ii) Lessor shall have no obligation to assemble, install, test, adjust or service the Equipment.
         (d) Lessor shall not be liable, to Lessee or otherwise, to any extent whatsoever, for the selection, quality, condition, merchantability, suitability, fitness, operation or performance of the Equipment. Without limiting the generality of the foregoing, Lessor shall not be liable, to Lessee or otherwise, for any liability, claim, loss, damage or expense of any kind or nature (including strict negligent liability in tort) caused, directly or indirectly, by the Equipment or any inadequacy thereof for any purpose, or any deficiency or defect therein, or the use or maintenance thereof, or any repairs, servicing or adjustments thereto; or any delay in providing or failure to provide any part thereof, or any interruption or loss of service thereof, or any loss of business, or any damage whatsoever and howsoever caused.
         (e) REGARDLESS OF CAUSE, LESSEE WILL NOT ASSERT ANY CLAIM WHATSOEVER AGAINST LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR ANY OTHER INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT EACH AND EVERY PROVISION OF THIS


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AGREEMENT WHICH PROVIDES FOR A LIMITATION OF LIABILITY, DISCLAIMER OF
WARRANTIES OR EXCLUSION OF DAMAGES, IS INTENDED BY THE PARTIES TO BE
SEVERABLE FROM ANY OTHER PROVISION AND IS A SEPARABLE AND INDEPENDENT ELEMENT
OF RISK ALLOCATION AND IS INTENDED TO BE ENFORCED AS SUCH.
         (f) If the Equipment fails to comply with any representation or warranty made by the supplier or manufacturer thereof, or is defective or improperly assembled or installed or otherwise unsatisfactory for any reason, Lessee shall make claim on account thereof against the supplier or manufacturer thereof, and Lessee shall nevertheless pay all rent and perform all other obligations under this Master Lease and all Equipment Schedules without asserting any claim against Lessor. Lessor hereby assigns to Lessee, without recourse and solely for the purpose of prosecuting such a claim, all rights that Lessor may have against the supplier and manufacturer of Equipment for breach of warranty or other representations with respect to the Equipment; provided, however that this assignment shall not preclude Lessor, in its sole discretion from asserting and prosecuting such a claim. Lessee shall indemnify and hold Lessor harmless from and against any and all claims, costs, expenses, damages, losses and liabilities incurred or suffered by Lessor as a result or incident to any such action by Lessee for breach of warranty or other representations with respect to the Equipment.
         (g) Lessor makes no representation or warranty as to the treatment of this Master Lease or any Equipment Schedule for tax or accounting purposes or otherwise.
         (h) Lessee hereby waives its rights and remedies under the Uniform Commercial Code Section 2A-508 through 2A-522 with respect to Lessee's right to cancel any Equipment Schedule, reject any of the Equipment, recover damages or any other rights and remedies provided thereunder in connection with any default by Lessor or any other circumstances therein provided.
6.  TITLE AND ASSIGNMENT.
         (a) Nothing contained in this Master Lease, or in any Equipment Schedule, shall give or convey to Lessee any right, title or interest in or to the Equipment, or any additions, upgrades, accessions, or improvements thereto, except as a Lessee as set forth in this Master Lease and such Equipment Schedule, and Lessee represents and agrees that Lessee shall hold the Equipment subject and subordinate to the rights of the owner thereof. The Equipment is and at all times shall remain the property of Lessor (or Lessor's successor in interest), and except as expressly set forth in this Master Lease or any Equipment Schedule, Lessee shall have no right, title, equity or interest in the Equipment and no right or option to purchase or otherwise acquire title to or ownership of the Equipment. Lessee shall, at Lessee's sole cost and expense: (i) defend and protect the ownership of, title to, and interest in the Equipment of Lessor, Lessor's successors in interest, and any assignee or secured party, against all parties claiming against or through Lessee; (ii) keep the Equipment free and clear from any legal process, liens, claims, demands and encumbrances (except those incurred by Lessor); and (iii) give Lessor prompt written notice of any legal process, liens, claims, demands and encumbrances made by any party (except Lessor) with respect to the Equipment. Lessee shall, and Lessor may on behalf of Lessee, at Lessee's expense, execute and file such financing statements, applications for registration and other documentation as Lessor shall require for the purpose of protecting or perfecting the interest of Lessor, or any assignee, transferee or secured party, in the Equipment.
         (b) Lessee shall, at Lessee's expense, affix to the Equipment such labels, signs or other devices as Lessor may supply to identify Lessor as the owner and Lessor of the Equipment. Lessee authorizes Lessor to insert in any Equipment Schedule and in any financing statement or other documents the serial numbers and other identification data of the Equipment when determined by Lessor. The Equipment is and at all times shall remain personal property regardless of any attachment or affixation of the Equipment to any real property or improvements thereon.
         (c) LESSEE SHALL NOT, WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, (i) ASSIGN THIS MASTER LEASE OR ANY EQUIPMENT SCHEDULE OR ANY INTEREST HEREIN OR THEREIN, (ii) ENTER INTO ANY SUBLEASE, LOAN OR SIMILAR ARRANGEMENT WITH RESPECT TO THE EQUIPMENT, OR (iii) TRANSFER, ASSIGN, CONVEY, ENCUMBER, PLEDGE OR OTHERWISE DISPOSE OF ANY EQUIPMENT OR ANY INTEREST THEREIN; AND ANY ATTEMPT BY LESSEE TO DO ANY OF THE FOREGOING WITHOUT LESSOR'S PRIOR WRITTEN CONSENT SHALL BE VOID.
         (d) Lessee shall keep, maintain and use the Equipment only at the place designated on the Equipment Schedule, and shall not move the Equipment to any other location without the Lessor's prior written consent.
         (e) This Master Lease and any rights of Lessor hereunder and under any Equipment Schedule shall be assignable by Lessor without notice to or the consent of Lessee. Lessee acknowledges and understands that the terms and conditions of each Equipment Schedule have been fixed by Lessor in anticipation of Lessor's ability to sell and assign its interest or grant a security interest under each Equipment Schedule and the Equipment listed therein in whole or in part to a security assignee (the "Secured Party") for the purpose of either assigning: (i) Lessee's obligation to pay rent pursuant to such Equipment Schedule (Lessor having transferred the right to receive such rent to the Secured Party), or (ii) securing a loan to Lessor. Lessor may also sell and assign its rights as owner and lessor of the Equipment under any Equipment Schedule to an assignee (the "Assignee") which may be represented by a bank or a trust company acting as a trustee (the "Owner Trustee") for the Assignee. After such assignments the term Lessor shall mean, as the case may be, such Assignee or Owner Trustee and any Secured Party (collectively "Lessor Transferee"). Lessee acknowledges and agrees that:
   (1) Any such Lessor Transferee shall have and be entitled to exercise any and all discretion, rights and powers of Lessor hereunder or under any Equipment Schedule, but such Lessor Transferee shall not be obligated to perform any of Lessor's obligations hereunder or under any Equipment Schedule; provided, however, that such Lessor Transferee shall not disturb Lessee's quiet and peaceful possession of the Equipment and use thereof for its intended purpose during the terms hereof so long as Lessee is not in default of any provision hereof and such Lessor Transferee continues to timely receive all amounts of [illegible] payable under such Equipment Schedule;
   (2) Lessee will pay all rent and any and all other amounts payable by Lessee under any Equipment Schedule to such Lessor Transferee, notwithstanding and Lessee hereby waivers any defense or claim of whatever nature, whether by reason of breach of such Equipment Schedule or otherwise, which Lessee may or might now or hereafter have as against Lessor or any prior Lessor Transferee (Lessee reserving its right to have recourse directly against Lessor on account of any such defense or claim); and
   (3) Subject to and without impairment of Lessee's leasehold rights in and to the Equipment, Lessee holds the Equipment for such Lessor Transferee to the extent of such Lessor Transferee's rights therein.
7.  NET LEASE, TAXES AND FEES.
         (a) Lessor and Lessee acknowledge and agree that each Equipment Schedule constitutes a net lease and that Lessee's obligation to pay all rent and any and all amounts payable by Lessee under any Equipment Schedule shall be absolute and unconditional, and shall not be subject to any abatement, reduction, setoff, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever; and that such payments shall be and continue to be payable in all events.
         (b) Lessee shall, at Lessee's sole cost and expense and in addition to the rent due under any Equipment Schedule, promptly pay all taxes, assessments, license fees, permit fees, registration fees, fines, interest, penalties and all other governmental charges (including without limitation income, gross receipts, sales, use, excise, personal property, ad valorem, stamp, documentary and other taxes), whether levied, assessed or imposed on Lessee, Lessor, the Equipment or otherwise, relating to the Equipment or the delivery, leasing, operations, ownership, possession, purchase, registration rental, sales or use thereof during the term of any Equipment Schedule, or the interest of Lessee in the Equipment or under any Equipment Schedule, or the rental or other payments thereunder or earnings arising therefrom (excepting only taxes on Lessor's net income). Lessee shall file all returns required in connection therewith and shall promptly furnish copies to Lessor. Lessee shall reimburse Lessor for any such taxes paid by Lessor within ten (10) days of receipt of Lessor's invoice therefor. Any applicable sales tax will be paid to the manufacturer, manufacturer's agent, supplier, dealer or appropriate taxing agency by Lessor. Where applicable, Lessee acknowledges that such tax may have been included in calculating lease payment.
8.       CARE, USE, MAINTENANCE AND REPAIR, AND INSPECTION BY LESSOR.
         (a) Lessee shall, at Lessee's sole expense, at all times during the term of such Equipment Schedule and until return of the Equipment to Lessor, (i) maintain the Equipment in good operating order, repair, condition, appearance and protect the Equipment from deterioration, and provide all accessories, upgrades, repairs, replacement parts and service required therefor; (ii) enter into and maintain a maintenance contract with the manufacturer of the Equipment or, with the prior written consent of Lessor, with such other party as shall be acceptable to Lessor, and shall provide Lessor with a copy of such contract and all supplements thereto; (iii) use the Equipment in a careful, proper and lawful manner in accordance with standards, specifications or instructions issued by the manufacturer, and provide necessary site preparation, supplies, energy and personnel; (iv) comply with all of the laws, ordinances, rules, regulations and other requirements relating to the installation, possession, use or maintenance of the Equipment, including the requirements of any applicable insurance policy or warranty; (v) obtain and comply with the requirements of all


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permits, licenses and agreements relating to the installation, possession, use or maintenance of the Equipment; and (vi) purchase, or permit Lessor to purchase, any and all additions, improvements, upgrades (as and when any upgrades may become available) and maintenance contracts associated with such upgrades, or accessions to any of the Equipment which Lessor may permit or require Lessee to acquire or which Lessor may, at its option, elect to acquire, with the cost of any and all such additions, improvements, upgrades, maintenance contracts or accessions to be treated as additional original equipment cost with respect to the applicable items of Equipment and which additional cost shall be amortized as additional rental payments by increasing the monthly rental amount payable under Section 3 hereof by the amount corresponding to the amount which would be payable as monthly rent hereunder as if such additional cost constituted a portion of the original equipment cost of the applicable Equipment for Equipment to be leased under the applicable Equipment Schedule for a term equal to the remaining lease term of the applicable Equipment Schedule.
         (b) Unless Lessor otherwise consents in writing, Lessee shall not: (i) part with possession of or control over the Equipment; (ii) permit any party other than Lessee and Lessee's qualified employees to operate the Equipment;
(iii) permit any nonqualified party to repair or service the Equipment; (iv) permit the Equipment to be used for personal, family, household or agricultural purposes; or (v) make any additions, alterations or improvements to the Equipment other than as required or permitted by the terms of this Master Lease. All repairs, replacement parts, alterations, additions, improvements, upgrades and accessions to any of the Equipment, whether or not any of the foregoing was authorized, required, financed or purchased by Lessor, shall become the property of Lessor.
         (c) Upon the request of Lessor, Lessee shall at reasonable times during business hours make the Equipment available to Lessor for inspection at the place where it is normally located and shall make Lessee's log and maintenance records pertaining to the Equipment available to Lessor for inspection.
9. LESSEE'S REPRESENTATIONS AND WARRANTIES.
         Lessee hereby represents, warrants and agrees that, with respect to this Master Lease and each Equipment Schedule:
         (a) The execution, delivery and performance thereof by Lessee have been duly authorized by all necessary corporate or partnership action.
         (b) Each individual executing such was duly authorized to do so.
         (c) This Master Lease and each Equipment Schedule constitute legal, valid and binding agreements of Lessee enforceable in accordance with their terms.
         (d) The Equipment is personal property and when subjected to use by Lessee will not become fixtures under applicable law.
         (e) During the lease term, Lessee shall deliver and shall cause all obligators, guarantors and parties whose contracts with Lessee are used as additional collateral under this Master Lease to deliver to Lessor audited or reviewed financial statements for each of such party's most recent fiscal years ended, tax returns and unaudited financial statements certified by such party for the most recent quarter ended, consisting of at least a balance sheet, income statements and statements of changes in financial position, and any other information requested by Lessor from time to time, prepared in accordance with generally accepted accounting principles.
         (f) Lessee shall provide any and all monthly operating statistics or data and shall use its best efforts to obtain from any party benefiting from the use of the Equipment through services provided by the Lessee any and all operating statistics, data, or information requested by Lessor from time to time.
         (g) The execution, delivery and performance of this Master Lease and each Equipment Schedule will not violate any law or regulation applicable to Lessee, or cause a default under any agreement to which Lessee is a party or is subject.
10.  DELIVERY AND RETURN OF EQUIPMENT.
         Lessee hereby assumes the full expense of transportation and in-transit insurance to Lessee's premises and installation thereat of the Equipment. Upon termination (by expiration or otherwise) of each Equipment Schedule, Lessee shall, pursuant to Lessor's instructions and at Lessee's expense (including without limitation expenses of transportation and in-transit insurance), return the Equipment to Lessor in the same operating order, repair, condition and appearance as when received, less normal depreciation and wear and tear. Lessee shall have the Equipment deinstalled and removed from its location only by the manufacturer of the Equipment, or by such other party as shall have been previously approved in writing by Lessor. The manufacturer or such other preapproved party shall certify in writing to Lessor at the time of such deinstallation that the Equipment includes all appropriate or required upgrades and that it is in good working order. Lessee shall transport the Equipment by means and return the Equipment to Lessor at such address all as shall be directed by Lessor. Lessee shall bear all costs of deinstallation, removal and return of the Equipment, including all costs as may be incurred by Lessee or Lessor to acquire the upgrades required under the terms of this Master Lease, to service and repair the Equipment and to otherwise put the Equipment in the condition required under this Section 10.
11.  INSURANCE.
         During the term hereof and until return of the Equipment to Lessor, Lessee shall, at Lessee's expense: (i) maintain insurance covering damage, destruction, loss or theft of the Equipment from any cause whatsoever for not less than an amount equal to the greater of the replacement value or the amount calculated pursuant to clause (vi) of Section 15(b) hereof; (ii) maintain public liability (including liability with respect to the use of the Equipment), professional liability insurance (covering Lessee and its employees and any and all other parties as may have possession of or as may operate any of the Equipment), and property damage insurance in an amount satisfactory to Lessor;
(iii) maintain, if applicable as determined in the sole discretion of Lessor, business interruption and automobile insurance (where the Equipment constitutes mobile magnetic resonance imaging equipment or other mobile equipment); and (iv) promptly notify Lessor of any actual or alleged damage, destruction, liability, loss or theft relating to the Equipment or the use or operation thereof. All insurance shall be in form, substance and amount satisfactory to Lessor and/or Lessor's Transferee, shall contain a lender's form endorsement with waiver of breach of warranty clause (form 438-BFU or its equivalent), and shall be issued by insurers acceptable to Lessor, and shall name Lessor or any Lessor Transferee as loss payee with respect to all policies of property insurance and as an additional insured with respect to all other policies of insurance. Lessee shall obtain endorsements to all such policies of insurance which shall provide that any amendment or cancellation of any such policy shall not be effective unless Lessor shall have been given thirty (30) days' prior written notice of any such intended amendment or cancellation. Self-insurance is unacceptable unless Lessor shall so provide upon its prior written consent. Lessee shall deliver to Lessor originals or certified copies of such policies, certificates of coverage thereunder and loss payee, additional insured, [illegible] notice of amendment or cancellation endorsements. In addition, as collateral security for Lessee's obligations hereunder, and under the Equipment Schedules, Lessee hereby assigns, transfers and conveys to Lessor all of Lessee's right, title and interest in and to all of the foregoing policies of insurance and the insurance coverage provided thereunder and Lessee shall deliver and cause each insurer under each of such policies of insurance to deliver to Lessor assignments of such policies and coverage with assignments shall be in form and substance satisfactory to Lessor.
12.  RISK OF LOSS.
         During the term of each Equipment Schedule, and until return of the Equipment to Lessor, Lessee shall bear all risk of damage, destruction, loss or theft of the Equipment from any cause whatsoever. No damage, destruction, loss or theft of the Equipment or delay in payment or deficiency or absence of insurance proceeds, and no unavailability or delay in obtaining supplies, parts or service for the Equipment or failure of the Equipment to function for any cause whatsoever, and no change in laws or regulations governing or restricting the use of the Equipment (including the future enactment of any laws or regulations prohibiting the use of the Equipment), shall release Lessee of the obligation to pay rent or any other obligation hereunder. Upon the occurrence of any reparable damage, Lessee shall promptly make such repairs and restore the Equipment to good repair, condition and working order. Upon the occurrence of any irreparable damage, destruction for loss of the Equipment, Lessee shall, at Lessor's option: (i) replace the Equipment with like equipment in good repair, condition and working order with documentation creating clear title thereto in Lessor; or (ii) pay Lessor the amounts required under Section 15 of this Master Lease to the same extent as though a default had occurred hereunder. Subject to such conditions as Lessor may require, any insurance proceeds paid to Lessor as a result of any damage, destruction, loss or theft of the Equipment shall be applied to Lessee's obligations hereunder, provided that if the Equipment is not repaired or replaced as provided above, such insurance proceeds shall be applied first to Lessor's expected residual interest in the Equipment. Lessor shall have no obligation to collect or pursue any claim arising from any damage, destruction, loss or theft of the Equipment, including any claim under any applicable insurance policy.
13.   INDEMNITY.
         Lessee shall, at Lessee's sole cost and expense, indemnify, hold harmless and defend Lessor and its agents, employees, officers and directors, and its successors in interest from and against any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities, including attorney's fees, arising out of, connected with, resulting from or relating to the Equipment or the condition, delivery, leasing, location, maintenance, manufacture, operation, ownership, possession, purchase, repair, repossession, return, sale, selection, service or use thereof, including without limitation:
(i) claims involving latent or other defects (whether or not discoverable by Lessee or Lessor), (ii) claims for trademark, patent or copyright infringement, and (iii) claims for injury or death to persons or damage to property or loss of business or anticipatory profits, whether resulting from acts or omissions of Lessee or Lessor or otherwise.

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Lessee shall give Lessor prompt written notice of any claim or liability covered by this section. The indemnities under this section shall survive the satisfaction of all other obligations of Lessee herein and the termination of this Master Lease or any Equipment Schedule.
14.  SECURITY DEPOSIT.
         For the purpose of securing all of Lessee's obligations under this Master Lease and each Equipment Schedule, Lessee grants Lessor a security interest in any security deposit described in any Equipment Schedule. Any such security deposit may be commingled with other funds and shall be held without interest to Lessee. Upon default under this Master Lease or any Equipment Schedule, Lessor may, but shall not be obligated to, apply any such security deposit to any obligation of Lessee under this Master Lease or any Equipment Schedule, in which event Lessee shall promptly restore the amount thereof on demand. Upon compliance by Lessee with all terms of this Master Lease and each Equipment Schedule Lessor shall, at the end of the term of each Equipment Schedule and the return of the Equipment to Lessor as provided herein, refund to Lessee the balance of any security deposit pertaining to such Equipment Schedule.
15.  DEFAULT AND REMEDIES.
         (a) The occurrences of any one or more of the following events ("Events of Default") shall constitute a default under this Master Lease and any Equipment Schedule: (i) Lessee's failure to pay rent or any other amount required under an Equipment Schedule when due; (ii) Lessee's failure to perform any other obligation or observe any other term of this Master Lease or any Equipment Schedule; (iii) any representation or warranty made to Lessor by Lessee or by any guarantor proves to have been false in any material respect when made; (iv) Lessee or any guarantor suffers a material adverse change in its financial condition; (v) an event of default shall have occurred under and be continuing under any other agreement involving the borrowing of money by Lessee or any guarantor; (vi) levy, seizure or attachment of any Equipment; (vii) commencement of proceedings under any bankruptcy, arrangement, reorganization or insolvency law by or against, or appointment of a receiver or liquidator for any property of, Lessee or any guarantor; (viii) any failure by Lessee or any direct or indirect subsidiary or affiliate of Lessee, or any direct or indirect owner or party controlling, directly or indirectly, Lessee or any direct or indirect subsidiary or affiliate of Lessee, to perform any obligation under any agreement between Lessee or any such subsidiary; affiliate, owner or controlling party on the one hand, and Lessor, any Lessor Transferee, or any direct or indirect subsidiary or affiliate of Lessor or any Lessor Transferee, on the other hand, which agreement shall include, without limitation, any master lease, any equipment schedule, any promissory note or other debt obligation of Lessee to Lessor; or (ix) assignment for the benefit of creditors or bulk transfer of assets by, or insolvency, cessation of business, termination of existence, death or dissolution of Lessee or any guarantor. As used in this Master Lease, the term "guarantor" shall include an guarantor of this Master Lease or any Equipment Schedule, and any owner of any property given as security for Lessee's obligations hereunder or thereunder.
         (b) Upon the occurrence of any one or more Events of Default, Lessor may exercise any one or more of the following remedies without demand or notice to Lessee and without terminating or otherwise affecting Lessee's obligations hereunder: (i) declare the entire balance of rent for the remaining term of this Lease to be immediately due and payable; (ii) require Lessee to assemble the Equipment and make it available to Lessor at a place designated by Lessor; (iii) take and hold possession of the Equipment and render the Equipment unusable, and for this purpose enter and remove the Equipment from any premises where the same may be located without liability to Lessor for any damage caused thereby; (iv) sell or lease the Equipment or any part thereof at public private sale for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Lessor; (v) use and occupy the premises of Lessee for the purpose of taking, holding, reconditioning, displaying, selling or leasing the Equipment, without cost to Lessor or liability to Lessor; (vi) demand, sue for and recover from Lessee the sum of (A) all rent and other amounts due hereunder, plus, as liquidated damages for loss of a bargain and not as a penalty, and in lieu of any further payments of rent for the Equipment, an amount equal to Lessor's Return for such Equipment ("Lessor's Return" shall mean if the applicable Equipment Schedule provides for Stipulated Loss Values, the applicable Stipulated Loss Value, and, otherwise, the present value, discounted at five percent (5%), of all unpaid rent payments to become due during the remaining lease term; (B) all late charges provided in this Master Lease or any Equipment Schedule; (C) all expenses, including attorney's fees, of Lessor or any Lessor Transferee incurred in enforcing any of their rights under this Master Lease or any Equipment Schedule, including the taking, holding, reconditioning, preparing for sale or lease, and selling or leasing of the Equipment; (D) all other expenses, including attorney's fees, incurred by Lessor or any Lessor Transferee incurred in enforcing any of their rights under this Master Lease or any Equipment Schedule and including any and all damages to real property arising from the removal of any of the Equipment, and in the event any party holding an interest in any real property upon which any of the Equipment is located shall demand a security deposit in connection with any such removal, Lessee shall deliver and provide such deposit; (E) any actual or anticipated loss in tax benefits to Lessor (as determined by Lessor) resulting from the default or Lessor's repossession or disposition of the Equipment; and (F) any other amounts payable by Lessee to Lessor under this Master Lease or any Equipment Schedule or damages suffered by Lessor not otherwise compensated herein including, without limitation, damages arising from Lessee's failure to maintain the Equipment as provided herein. Any sale or lease of the Equipment by Lessor after default shall be free and clear of any interest of Lessee.
         (c) The rights and remedies of Lessor hereunder are in addition to all other rights and remedies provided by law. All of Lessor's rights and remedies are cumulative and not exclusive, and may be exercised separately or concurrently and in such order and manner as Lessor may determine. The exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. No default by Lessee or action by Lessor shall result in a termination of this Master Lease or any Equipment Schedule unless Lessor so notifies Lessee in writing, and no termination of this Master Lease or any Equipment Schedule shall release or impair any of Lessee's obligations hereunder or thereunder.
16.   PURCHASE OPTION
         Notwithstanding anything to the contrary in the Master Lease and Equipment Schedule, Lessor and Lessee hereby agree, provided no default has occurred and is continuing under the Master Lease, at the end of the Equipment Schedule term, Lessor will sell all, but not part of, the Equipment listed on the Equipment Schedule AS IS WHERE IS and transfer title to Lessee for the consideration of One Hundred and One Dollar (101.00) and will execute such documentation as necessary to effect such transfer of title to the extent title was conveyed to Lessor. Any instrument of transfer shall contain the following:
THE EQUIPMENT TRANSFERRED HEREBY IS TRANSFERRED "AS IS" AND "WHERE IS". THE SELLER MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS OF ANY KIND WHATSOEVER IN REGARD TO SUCH EQUIPMENT. THE SELLER HEREBY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES IN REGARD TO SUCH EQUIPMENT, INCLUDING, WITHOUT LIMITATION, THOSE OF MERCHANTABILITY OR FITNESS FOR USE OR FITNESS FOR ANY PARTICULAR USE, OR OF QUALIFY, DESIGN, CONDITION, CAPACITY, SUITABILITY OR PERFORMANCE.
17.   COST AND EXPENSES
         Lessee shall pay to Lessor, on demand, all costs and expenses incurred by Lessor in connection with the execution, delivery, administration and enforcement of this Master Lease, any Equipment Schedule, the transactions contemplated hereby and thereby, and any costs and expenses related hereto or thereto, including without limitation filing fees, registration fees, attorney's fees and other out-of-pocket expenses.
18.   PERFORMANCE BY LESSOR
         If Lessee shall fail to perform any obligations under this Master Lease or any Equipment Schedule, Lessor shall have the right, but shall not be obligated, with or without prior notice to Lessee, to perform the same (or, in the case of Lessee's failure to maintain insurance, Lessor may obtain insurance protecting the interest of Lessor only), and the costs thereof, together with interest at the lesser of eighteen percent (18%) per year or the highest lawful rate, shall be immediately payable by Lessee as additional rent for the Equipment.
19.   FURTHER ASSURANCES
         Lessee shall, at its sole cost and expense, execute and deliver such financial statements, certificates of title and other related documents and take such action as Lessor or any Lessor Transferee may from time to time request for the purpose of continuing and assuring the rights intended to be created by this Lease or any Equipment Schedule, including without limitation, any redocumentation of errors and omissions of this Master Lease and any Equipment Schedule required by any Lessor Transferee or other successor to any interest of Lessor.
20.   NOTICES
         All notices, demands, requests and other communications under this Master Lease and any Equipment Schedule: (a) shall be in writing; (b) shall be delivered personally or by first class mail addressed to the party at its respective address set forth herein or such other address as such party may designate from time to time in writing; and (c) shall be effective when personally delivered or deposited in the United States mail, duly addressed with postage prepaid.
21. LAW GOVERNING - JURISDICTION, WAIVER OF JURY TRIAL. LESSEE WARRANTS, REPRESENTS AND AGREES THAT: (a) THIS MASTER LEASE AND ANY EQUIPMENT SCHEDULE HAVE BEEN MADE AND ENTERED INTO AS PENNSYLVANIA TRANSACTIONS; (b) THE MASTER LEASE AND ANY EQUIPMENT SCHEDULE SHALL

BE CONSTRUED, INTERPRETED, GOVERNED AND ENFORCED UNDER AND IN ACCORDANCE WITH THE SUBSTANTIVE LAWS (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS)
OF PENNSYLVANIA; (c) JURISDICTION TO HEAR AND DECIDE ANY CASE OR CONTROVERSY ARISING OUT OF, OR TO ENFORCE OR CONSTRUE, THIS MASTER LEASE OR ANY EQUIPMENT SCHEDULE, SHALL EXCLUSIVELY RESIDE AND VEST IN THE UNITED STATES DISTRICT
COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA, OR IN THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA SITTING IN BUCKS COUNTY; AND (d) THIS SECTION 21 MAY BE ENFORCED BY INJUNCTION, SPECIFIC PERFORMANCE OR ANY OTHER
EXTRAORDINARY OR EQUITABLE REMEDY. LESSOR AND LESSEE HEREBY WAIVE THE RIGHT
TO TRAIL BY JURY OR ANY MATTERS ARISING OUT OF THIS LEASE OR THE CONDUCT OF
THE RELATIONSHIP BETWEEN LESSOR AND LESSEE.
22.   MISCELLANEOUS.
         This Master Lease, any Equipment Schedule, and any other documents executed herewith or therewith constitute the entire agreement with respect to the subject matter hereof. No oral agreement, representation or warranty shall be binding. Any provision of this Master Lease which is invalid or unenforceable under applicable law shall not affect the remaining provisions hereof, and to this end the provisions hereof are declared to be serverable. Section headings are for convenience of reference only, and shall not affect the interpretation hereof. If more than one Lessee is named herein, the liability of each shall be joint and several. Where appropriate and the context permits, the singular shall include the plural and vice versa. Upon assignment of this Master Lease or any Equipment Schedule or Equipment (or any part hereof or thereof or any interest herein or therein) by Lessor, the term "Lessor" shall include the Assignee. Lessee waives notice and acceptance of this Master Lease and any Equipment Schedule by Lessor. Time is of the essence of this Master Lease and any Equipment Schedule.
23.   WAIVER AND AMENDMENT
         No waiver or amendment of this Master Lease or any Equipment Schedule, or any provision hereof or thereof, shall be effective unless in writing signed by Lessor. No delay or failure to exercise any right, power or remedy accruing to Lessor upon any default of Lessee shall impair any such right, power and remedy, nor shall it be construed as a waiver of any such default, or an acquiescence therein, or in any similar default thereafter occurring, nor shall any waiver of any single default be deemed a waiver of any other default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Lessor must be in writing and shall be effectively only to the extent specifically set forth therein.

LESSEE INITIAL    /s/ illegible



THIS MASTER LEASE, AND ANY EQUIPMENT SCHEDULE, ARE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN.
           LESSEE ACKNOWLEDGES RECEIPT OF A COPY OF THIS MASTER LEASE
THIS MASTER LEASE, AND ANY EQUIPMENT SCHEDULE, SHALL BECOME EFFECTIVE ONLY UPON WRITTEN ACCEPTANCE BY LESSOR.


LESSOR:                                      LESSEE:
DVI FINANCIAL SERVICES INC.                  DIGIRAD IMAGING SOLUTIONS, INC.

By:      /s/ Mark J. Gallagher              By:     /s/ Gary Atkinson
      ---------------------------               -----------------------------
Name:    Mark J. Gallagher                  Name:    Gary Atkinson
      ---------------------------               -----------------------------
Title:   Director of Credit                 Title:  CFO
      ---------------------------               -----------------------------

NO SECURITY INTEREST IN AN EQUIPMENT SCHEDULE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OF THE ORIGINAL EQUIPMENT SCHEDULE OTHER THAN THE EQUIPMENT SCHEDULE MARKED "SECURITY PARTY'S ORIGINAL" AND A CERTIFIED COPY OF THE MASTER AGREEMENT.

DVI: Mastlse.csa           (11/99)



THIS CONTRACT (AND EQUIPMENT SCHEDULE AND MASTER LEASE THE TERMS OF WHICH IT INCORPORATES) HAS BEEN ASSIGNED TO, IS SUBJECT TO THE SECURITY INTEREST OF AND IS HELD IN TRUST FOR THE BENEFIT OF FLEET BANK N.A., AS AGENT, PURSUANT TO THE TERMS AND CONDITIONS OF A SECURITY AGREEMENT DATED JUNE 14, 1991 AND RELATED DOCUMENTS, AS AMENDED FROM TIME TO TIME.


CERTIFIED TO BE A TRUE AND CORRECT
DOCUMENT AS SUBMITTED TO
DVI FINANCIAL SERVICES, INC.
BY:      /s/ illegible
   --------------------------------
DATE:    6/25/01
   --------------------------------

                                                             Fully Executed Copy
                           EQUIPMENT SCHEDULE NO. 001
                                       TO
                         MASTER EQUIPMENT LEASE NO. 2982
                                ("MASTER LEASE")

LESSOR:                             DVI Financial Services Inc.

LESSEE:                             Digirad Imaging Solutions, Inc.

DATE OF MASTER LEASE:               May 24, 2001

DATE OF EQUIPMENT SCHEDULE:         May 24, 2001

LEASE TERM:                                 60 Months

COMMENCEMENT DATE:

RENT COMMENCEMENT DATE:

MONTHLY RENT:                       $6,965.02

IN THE EVENT THERE IS AN INCREASE IN THE THIRTY-ONE (31) MONTH TREASURY NOTE RATE FROM THE RATE QUOTED IN THE PROPOSAL/COMMITMENT LETTER TO THE RATE IN EFFECT ON THE DATE THE SCHEDULE FUNDS, THEN LESSOR RESERVES THE RIGHT TO ADJUST THE MONTHLY RENT SET FORTH IN THE SCHEDULE BY INCREASING THE MONTHLY RENT BY THAT SAME RATE OF INCREASE.

SALES/USE TAX:                      Sales tax to be paid on the stream

ADVANCE PAYMENTS:          N/A

EQUIPMENT:
REFER TO THE ATTACHED EXHIBIT "A" WHICH BY THIS REFERENCE IS MADE A PART HEROF, TOGETHER WITH ALL PARTS, ACCESSORIES, ATTACHMENTS, ACCESSIONS, ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS THERETO AND THEREFOR.

EQUIPMENT LOCATION:                 Mobile Unit services contract in Florida

MASTER LEASE:
This Equipment Schedule is issued pursuant to the Master Lease. All of terms, conditions representations and warranties of the Master Lease are hereby incorporated by reference herein and made a part hereof as if they were expressly set forth in this Equipment Schedule and this Equipment Schedule constitutes a separate lease with respect to the Equipment described herein. The parties hereby reaffirm all of the terms, conditions, representations and warranties of the Master Lease except as modified herein, by their execution and delivery of this Equipment Schedule.

DVI FINANCIAL SERVICES INC.                  DIGIRAD IMAGING SOLUTIONS, INC.
(Lessor)                                     (Lessee)

By:      /s/ Mark Gallgher                   By:      /s/ Gary Atkinson
   --------------------------------             ------------------------------
Title:   Director of Credit                  Title:   CFO
   --------------------------------             ------------------------------
         Mark J. Gallagher                          Gary Atkinson
   --------------------------------             ------------------------------
   (Print Name)                                 (Print Name)

THIS CONTRACT (AND EQUIPMENT SCHEDULE AND MASTER LEASE THE TERMS OF WHICH IT INCORPORATES) HAS BEEN ASSIGNED TO, IS SUBJECT TO THE SECURITY INTEREST OF AND IS HELD IN TRUST FOR THE BENEFIT OF FLEET BANK N.A., AS AGENT, PURSUANT TO THE TERMS AND CONDITIONS OF A SECURITY AGREEMENT DATED JUNE 14, 1991 AND RELATED DOCUMENTS, AS AMENDED FROM TIME
TO TIME.                                               SECURED PARTY'S ORIGINAL

                                   EXHIBIT "A"

EQUIPMENT:
One (1) Mobile Nuclear System, one (1) Ford E250 Van, vin # 1FTNS24LOYHBS6424, one (1) Digirad 2020tc Gamma Camera, SN100, one (1) Digirad SPECTour Chair, SN116 and one (1) Van Modification Ability Center.


CONTRACT RIGHTS:
Mobile Imaging Service Agreement by and between Orion Imaging Systems, Inc. ("Orion") and Dr. Blanca Luna dated February 22, 2001.

                                                             Fully Executed Copy
                           EQUIPMENT SCHEDULE NO. 002
                                       TO
                         MASTER EQUIPMENT LEASE NO. 2982
                                ("MASTER LEASE")

LESSOR:                             DVI Financial Services Inc.

LESSEE:                             Digirad Imaging Solutions, Inc.

DATE OF MASTER LEASE:               May 24, 2001

DATE OF EQUIPMENT SCHEDULE:         May 30, 2001

LEASE TERM:                                 60 Months

COMMENCEMENT DATE:

RENT COMMENCEMENT DATE:

MONTHLY RENT:                       $6,965.02

IN THE EVENT THERE IS AN INCREASE IN THE THIRTY-ONE (31) MONTH TREASURY NOTE RATE FROM THE RATE QUOTED IN THE PROPOSAL/COMMITMENT LETTER TO THE RATE IN EFFECT ON THE DATE THE SCHEDULE FUNDS, THEN LESSOR RESERVES THE RIGHT TO ADJUST THE MONTHLY RENT SET FORTH IN THE SCHEDULE BY INCREASING THE MONTHLY RENT BY THAT SAME RATE OF INCREASE.

SALES/USE TAX:                      Sales tax to be paid on the stream

ADVANCE PAYMENTS:          N/A

EQUIPMENT:
REFER TO THE ATTACHED EXHIBIT "A" WHICH BY THIS REFERENCE IS MADE A PART HEROF, TOGETHER WITH ALL PARTS, ACCESSORIES, ATTACHMENTS, ACCESSIONS, ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS THERETO AND THEREFOR.

EQUIPMENT LOCATION:                 Mobile Unit services contract in New Jersey

MASTER LEASE:
This Equipment Schedule is issued pursuant to the Master Lease. All of terms, conditions representations and warranties of the Master Lease are hereby incorporated by reference herein and made a part hereof as if they were expressly set forth in this Equipment Schedule and this Equipment Schedule constitutes a separate lease with respect to the Equipment described herein. The parties hereby reaffirm all of the terms, conditions, representations and warranties of the Master Lease except as modified herein, by their execution and delivery of this Equipment Schedule.

DVI FINANCIAL SERVICES INC.                  DIGIRAD IMAGING SOLUTIONS, INC.
(Lessor)                                     (Lessee)

By:      /s/ Mark Gallgher                   By:      /s/ Gary Atkinson
   --------------------------------             ------------------------------
Title:   Director of Credit                  Title:   CFO
   --------------------------------             ------------------------------
         Mark J. Gallagher                          Gary Atkinson
   --------------------------------             ------------------------------
   (Print Name)                                 (Print Name)

THIS CONTRACT (AND EQUIPMENT SCHEDULE AND MASTER LEASE THE TERMS OF WHICH IT INCORPORATES) HAS BEEN ASSIGNED TO, IS SUBJECT TO THE SECURITY INTEREST OF AND IS HELD IN TRUST FOR THE BENEFIT OF FLEET BANK N.A., AS AGENT, PURSUANT TO THE TERMS AND CONDITIONS OF A SECURITY AGREEMENT DATED JUNE 14, 1991 AND RELATED DOCUMENTS, AS AMENDED FROM TIME
TO TIME.                                               SECURED PARTY'S ORIGINAL
                                   EXHIBIT "A"

EQUIPMENT:
One (1) Mobile Nuclear System, one (1) Ford E250 Van, vin # 1FTNS24L1YHB77928, one (1) Digirad 2020tc Gamma Camera, SN88, one (1) Digirad SPECTour Chair, SN118 and one (1) Van Modification Ability Center.

                           EQUIPMENT SCHEDULE NO. 003
                                       TO
                         MASTER EQUIPMENT LEASE NO. 2982
                                ("MASTER LEASE")

LESSOR:                             DVI Financial Services Inc.

LESSEE:                             Digirad Imaging Solutions, Inc.

DATE OF MASTER LEASE:               May 24, 2001

DATE OF EQUIPMENT SCHEDULE:         June 12, 2001

LEASE TERM:                                 60 Months

COMMENCEMENT DATE:

RENT COMMENCEMENT DATE:

MONTHLY RENT:                       $7,010.66

IN THE EVENT THERE IS AN INCREASE IN THE THIRTY-ONE (31) MONTH TREASURY NOTE RATE FROM THE RATE QUOTED IN THE PROPOSAL/COMMITMENT LETTER TO THE RATE IN EFFECT ON THE DATE THE SCHEDULE FUNDS, THEN LESSOR RESERVES THE RIGHT TO ADJUST THE MONTHLY RENT SET FORTH IN THE SCHEDULE BY INCREASING THE MONTHLY RENT BY THAT SAME RATE OF INCREASE.

SALES/USE TAX:                      Sales tax to be paid on the stream

ADVANCE PAYMENTS:          N/A

EQUIPMENT:
REFER TO THE ATTACHED EXHIBIT "A" WHICH BY THIS REFERENCE IS MADE A PART HEROF, TOGETHER WITH ALL PARTS, ACCESSORIES, ATTACHMENTS, ACCESSIONS, ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS THERETO AND THEREFOR.

EQUIPMENT LOCATION:                 Mobile Unit services contracts in Florida

MASTER LEASE:
This Equipment Schedule is issued pursuant to the Master Lease. All of terms, conditions representations and warranties of the Master Lease are hereby incorporated by reference herein and made a part hereof as if they were expressly set forth in this Equipment Schedule and this Equipment Schedule constitutes a separate lease with respect to the Equipment described herein. The parties hereby reaffirm all of the terms, conditions, representations and warranties of the Master Lease except as modified herein, by their execution and delivery of this Equipment Schedule.

DVI FINANCIAL SERVICES INC.                  DIGIRAD IMAGING SOLUTIONS, INC.
(Lessor)                                     (Lessee)

By:      /s/ Mark Gallgher                   By:      /s/ Gary Atkinson
   --------------------------------             ------------------------------
Title:   Director of Credit                  Title:   CFO
   --------------------------------             ------------------------------
         Mark J. Gallagher                          Gary Atkinson
   --------------------------------             ------------------------------
   (Print Name)                                 (Print Name)

THIS CONTRACT (AND EQUIPMENT SCHEDULE AND MASTER LEASE THE TERMS OF WHICH IT INCORPORATES) HAS BEEN ASSIGNED TO, IS SUBJECT TO THE SECURITY INTEREST OF AND IS HELD IN TRUST FOR THE BENEFIT OF FLEET BANK N.A., AS AGENT, PURSUANT TO THE TERMS AND CONDITIONS OF A SECURITY AGREEMENT DATED JUNE 14, 1991 AND RELATED DOCUMENTS, AS AMENDED FROM TIME
TO TIME.                                               SECURED PARTY'S ORIGINAL
                                   EXHIBIT "A"

EQUIPMENT:
One (1) Mobile Nuclear System, one (1) Ford E250 Van, vin # 1FTNS24LX1HA58281, one (1) Digirad 2020tc Gamma Camera, SN129, one (1) Digirad SPECTour Chair, SN103 and one (1) Van Modification Ability Center.

                    RIDER TO MASTER EQUIPMENT LEASE NO. 2982

         THIS RIDER (the "Rider") dated effective as of May 24, 2001 is entered into by and between DVI FINANCIAL SERVICES INC. ("LESSOR") and DIGIRAD IMAGING SOLUTIONS, INC. ("LESSEE").

                                   BACKGROUND

         A. Lessor and Lessee have entered into that certain Master Equipment Lease No. 2982 dated May 24,2001 (the "LEASE"), certain Equipment Schedules attached thereto and other related documents, instruments and agreements (collectively, the "LEASE DOCUMENTS")

         B. At Lessee's request, Lessor has agreed to modify the Lease Documents in accordance with the terms and conditions hereof.

         NOW, THEREFORE, FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. AMENDMENTS. The Lease shall be and is hereby amended as follows:

                  a)       SECTION 8 (ii) is hereby deleted.

                  b)       SECTION 10 the third sentence is hereby deleted.

                  c) SECTION 15(b)(iv) is hereby amended and restated as follows "sell or Lease the Equipment or any part thereof at public or private sale for cash, on credit or otherwise, with or without representations or warranties, and upon such commercially reasonable terms as shall be acceptable to Lessor;"

                  d) SECTION 15(b)(vi)(a) is hereby amended and restated as follows "all rent and other amounts due hereunder, plus, as liquidated damages for loss of a bargain and not as a penalty, and in lieu of any further payments of rent for the Equipment, an amount equal to Lessor's Return for such Equipment ("Lessor's Return" shall mean if the applicable Equipment Schedule provides for Stipulated Loss Values, the applicable Stipulated Loss Value, and, otherwise, the present value, discounted at six and a half percent (6.5%), of all unpaid rent payments to become due during the remaining lease term;"

                  e) SECTION 15(b)(vi)(e) is hereby amended and restated as follows "any actual or anticipated loss in tax benefits to Lessor (as reasonably determined by Lessor) resulting from the default or Lessor's repossession or disposition of the equipment:"

                  f) SECTION 16 is hereby amended and restated as follows "at the end of the Equipment Schedule term, Lessor will sell all, but not part of, the Equipment listed on an Equipment Schedule,"

         2. EFFECT OF RIDER. All terms and conditions of the Lease not expressly modified hereby shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

         3. INCONSISTENCIES. To the extent of any inconsistencies between the terms of this Rider and the Lease, the terms of this Rider shall prevail.

         4. GOVERNING LAW. This Rider shall be governed by the laws of the Commonwealth of Pennsylvania (without giving effect to any principles of conflicts of law).

         IN WITNESS WHEREOF, the parties hereto have executed this Rider effective as of the date first above written.

DVI FINANCIAL SERVICES INC.                  DIGIRAD IMAGING
SOLUTIONS, INC.
(Lessor)                                     (Lessee)

By:      /s/ Mark Gallgher                   By:      /s/ Gary Atkinson
   --------------------------------             ------------------------------
Name:     Mark J. Gallagher                  Name:    Gary Atkinson
       --------------------------------             --------------------------
Title:   Director of Credit                  Title:   CFO
   --------------------------------             ------------------------------

THIS CONTRACT (AND EQUIPMENT SCHEDULE AND MASTER LEASE THE TERMS OF WHICH IT INCORPORATES) HAS BEEN ASSIGNED TO, IS SUBJECT TO THE SECURITY INTEREST OF AND IS HELD IN TRUST FOR THE BENEFIT OF FLEET BANK N.A., AS AGENT, PURSUANT TO THE TERMS AND CONDITIONS OF A SECURITY AGREEMENT DATED JUNE 14, 1991 AND RELATED DOCUMENTS, AS AMENDED FROM TIME TO TIME.


CERTIFIED TO BE A TRUE AND CORRECT
DOCUMENT AS SUBMITTED TO
DVI FINANCIAL SERVICES, INC.
BY:      /s/ illegible
    -------------------------------
DATE:    6/25/01
     ------------------------------